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                                                                   Exhibit 99.1

PaineWebber

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                            N E W S   R E L E A S E
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                 PAINE WEBBER GROUP REPORTS QUARTERLY EARNINGS

     NEW YORK, October 13, 1998 -- Paine Webber Group Inc. reported today net income of $82.9 million, or $0.51 per diluted share, for the quarter ended September 30, 1998, compared with $112.8 million, or $0.70 per diluted share, for the third quarter of 1997. Net revenues for the third quarter of 1998 were $1.031 billion, compared with $1.082 billion in the corresponding period a year ago, a decline of 4.7 percent.

     For the nine months ended September 30, 1998, net income was $333.1 million, a record, compared with $306.7 million in the corresponding period in 1997. Net revenues for the first nine months of 1998 were $3.309 billion, also a record, and an increase of 8.7 percent from the year-ago period.

     Commissions and asset management revenues for the quarter reached record levels. Commissions totaled $410.8 million, an increase of 6.1 percent from the third quarter of 1997, and asset management revenues were $184.7 million, an increase of 30.3 percent from the corresponding period a year ago. As of September 30, 1998, the firm had total capital of $6.64 billion, up from $5.73 billion a year ago.

     Recurring fee income, an indicator of the stability and quality of the firm's revenue stream, reached $908 million for the first nine months of 1998, annualized, an increase of 36.5 percent from the corresponding period in 1997. The ratio of recurring fee income, combined with net margin interest, to fixed expenses reached 93 percent, up from 80 percent a year ago.

     "We are pleased with our results, which reflect the soundness of the firm's domestic focus and asset-gathering strategy during the recent period of volatility in the global financial markets," said Donald B. Marron, PaineWebber's chairman and chief executive officer. "The value of our distribution network and strong client relationships were significant contributing factors to our performance during the quarter and our record nine-month results. We are confident that PaineWebber will continue to benefit from the long-term demographic and economic trends in the United States, providing clients with quality research and tailored advice, while maintaining a conservative risk profile."
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Paine Webber Group Inc.
October 13, 1998
Page 2


     Paine Webber Group Inc., together with its subsidiaries, serves the investment and capital needs of a worldwide client base. The firm employs 17,424 people in 299 offices. As of September 30, 1998, the book value per share was $15.86.

     THIS NEWS RELEASE AND MORE INFORMATION ABOUT PAINE WEBBER GROUP INC. CAN BE FOUND ON OUR CORPORATE SITE ON THE WORLD WIDE WEB, www.painewebber.com.

                            --TWO TABLES TO FOLLOW--
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PAINE WEBBER GROUP INC.
QUARTERLY STATISTICAL SUPPLEMENT - OPERATING RESULTS  [UNAUDITED]

                                                          3Q 98         2Q 98          1Q 98         4Q 97         3Q 97
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
ROE Common                                                 14.0%         23.7%          23.5%         22.3%          24.3%

Income Before Taxes & Minority Interest
       as a Percentage of Net Revenue                      13.4%         18.2%          17.8%         16.4%          16.8%
------------------------------------------------------------------------------------------------------------------------
E.P.S. [Diluted]                                          $0.51         $0.82          $0.77         $0.68          $0.70

Diluted Shares [Millions]                                 151.4         151.2          149.5         150.9          152.1

Dividends Paid Per Common Share                           $0.11         $0.11          $0.11         $0.11          $0.10

Book Value Per Common Share                              $15.86        $15.38         $14.46        $13.80         $13.28

Common Shares Outstanding [Millions]                      142.8         140.6          139.3         139.9          132.3
------------------------------------------------------------------------------------------------------------------------
Total Capital [$Billions]                                 $6.64         $6.56          $6.14         $5.91          $5.73

Total Shareholders' Equity [$Billions]                    $2.26         $2.16          $2.02         $1.93          $1.86
------------------------------------------------------------------------------------------------------------------------
Assets Under Control [$Billions]                         $313.2        $329.3         $322.6        $297.1         $288.6

Assets Under Management [$Billions]                       $54.1         $54.7          $54.0         $48.9          $48.1
    Money Market Funds                                     29.9          28.6           29.0          25.9           25.6
    Long Term Mutual Funds                                 12.5          13.2           12.4          11.3           11.1
    Institutional and Other                                11.7          12.9           12.6          11.7           11.4

Wrap Fee Assets [$Billions]                               $24.7         $26.5          $24.8         $21.4          $20.5
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Recurring Fees (YTD Annualized)                            $908          $886           $836          $700           $665
               [$Millions]

Recurring Fees (Incl. Margin Interest) -
As a % of Fixed Costs                                        93%           94%            86%           84%            80%
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Employees                                                17,424        17,045         16,828        16,627         16,437

Investment Executives                                     6,739         6,551          6,401         6,249          6,140

Sales Offices                                               299           300            299           299            299
------------------------------------------------------------------------------------------------------------------------

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                             PAINE WEBBER GROUP INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                  Quarter Ended September 30,        Nine Months Ended September 30,
                                                                   1998               1997               1998               1997
                                                               ------------       ------------       ------------       ------------
REVENUES
  Commissions                                                  $    410,832       $    387,210       $  1,221,050       $  1,104,507
  Principal Transactions                                            148,453            289,276            669,562            801,037
  Asset Management                                                  184,691            141,707            525,555            388,002
  Investment Banking                                                119,629            128,414            421,285            337,126
  Interest                                                          909,168            785,564          2,572,253          2,176,655
  Other                                                              36,375             32,285            104,836            104,589
                                                               ------------       ------------       ------------       ------------

TOTAL REVENUES                                                    1,809,148          1,764,456          5,514,541          4,911,916

  Interest Expense                                                  777,672            682,513          2,205,920          1,869,199
                                                               ------------       ------------       ------------       ------------

NET REVENUES                                                      1,031,476          1,081,943          3,308,621          3,042,717
                                                               ------------       ------------       ------------       ------------

NON-INTEREST EXPENSES
  Compensation and Benefits                                         616,927            640,113          1,949,590          1,788,361
  Office & Equipment                                                 76,170             69,341            223,572            206,165
  Communications                                                     38,791             38,083            113,687            114,052
  Business Development                                               27,568             22,174             75,937             58,984
  Brokerage, Clearing & Exchange Fees                                24,270             22,068             71,847             66,130
  Professional Services                                              30,581             35,107             94,563             91,923
  Other Expenses                                                     78,570             73,485            230,632            219,299
                                                               ------------       ------------       ------------       ------------


TOTAL NON-INTEREST EXPENSES                                         892,877            900,371          2,759,828          2,544,914
                                                               ------------       ------------       ------------       ------------

INCOME BEFORE INCOME TAXES & MINORITY INTEREST                      138,599            181,572            548,793            497,803

Provision for Income Taxes                                           47,646             60,729            191,482            170,091
                                                               ------------       ------------       ------------       ------------

INCOME BEFORE MINORITY INTEREST                                      90,953            120,843            357,311            327,712

Minority Interest                                                     8,061              8,061             24,183             20,971
                                                               ------------       ------------       ------------       ------------

NET INCOME                                                     $     82,892       $    112,782       $    333,128       $    306,741
                                                               ============       ============       ============       ============


NET INCOME APPLICABLE TO COMMON SHARES                         $     76,980       $    105,404       $    315,393       $    284,606

EARNINGS PER SHARE
             BASIC                                             $       0.54       $       0.78       $       2.25       $       2.09
             DILUTED                                           $       0.51       $       0.70       $       2.10       $       1.88

WEIGHTED AVERAGE COMMON SHARES
             BASIC                                              141,323,000        134,302,000        140,154,000        136,423,000
             DILUTED                                            151,357,000        152,098,000        150,538,000        154,183,000